                                  EXHIBIT 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       AND THE PRINCIPAL FINANCIAL OFFICER


I, Christine Koenemann, Principal Executive Officer and Principal Financial Officer of Westbridge Research Group (the "Registrant"), does hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the quarterly report on Form 10-QSB of the Registrant, to which this certificate is attached as an exhibit (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m), as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

A signed original of this written statement required by Section 906 has been provided to Westbridge Research Group and will be retained by Westbridge Research Group and furnished to the Securities and Exchange Commissions or its staff upon request.


Date: October 19, 2007                       By: /s/ Christine Koenemann
                                                 -------------------------------
                                                 Christine Koenemann
                                                 Principal Executive Officer
                                                 Principal Financial Officer